Cincinnati Bell First Quarter 2018 Results May 9, 2018

Safe Harbor This presentation may contain “forward‐looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current  expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are  forward‐looking statements. Actual results may differ materially from those expressed in any forward‐looking statements. The following important factors, among other things, could cause or  contribute to actual results being materially and adversely different from those described or implied by such forward‐looking statements including, but not limited to: those discussed in this release;  we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to  grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may  compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to  experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under  our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or  increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable  and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our  telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share  and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for  material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural  disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state  authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of  third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back‐office information technology systems  could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our  unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition  among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital,  and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our  loans and credit facilities to provide for our short‐term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the  servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other  intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the  uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected  if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and  liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third  parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation,  which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety  laws; the timing and likelihood of completing the merger with Hawaiian Telcom, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the  proposed transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that competing offers or acquisition proposals for Hawaiian Telcom will be  made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the possibility that the expected synergies and value creation  from the proposed transaction involving Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian  Telcom and other acquired companies will not be integrated successfully; disruption from the proposed transaction involving Hawaiian Telcom making it more difficult to maintain business and  operational relationships; the risk that unexpected costs will be incurred; and the possibility that the proposed transaction involving Hawaiian Telcom does not close, including due to the failure to  satisfy the closing conditions and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10‐K report, Form 10‐Q reports and Form 8‐K reports, as well as Hawaiian  Telcom’s filings with the SEC, including its Form 10‐K reports, Form 10‐Q reports and Form 8‐K reports. These forward‐looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from  these forward‐looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non‐GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and  amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income (loss) applicable to common  shareholders excluding special items and free cash flow.  These are non‐GAAP financial measures used by  Cincinnati Bell management when evaluating results of operations and cash flow.  Management believes these  measures also provide users of the financial statements with additional and useful comparisons of current results  of operations and cash flows with past and future periods.  Non‐GAAP financial measures should not be  construed as being more important than comparable GAAP measures.  Detailed reconciliations of these non‐ GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed  with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor  Relations section. 3

Call Participants Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell Tom Simpson COO, Cincinnati Bell 4 Page 4

First Quarter 2018 Highlights Key Financial Metrics Total Revenue Adjusted EBITDA ($ in millions) ($ in millions) $79 $296 $73 $12 $7 $250 $128 $81 $68  $70  $175 $174 ‐$6 ‐$6 ‐$2 ‐$3 1Q17 1Q18 1Q17 1Q18 Entertainment & Communications IT Services & Hardware Intersegment Entertainment & Communications IT Services & Hardware Corporate Entertainment & Communications IT Services & Hardware Fioptics Communications Cloud Services Revenue of 580,800  Revenue of Revenue of $83M addresses $41M $23M +13% y/y +7% y/y +11% y/y +8% y/y 5 Page 5

Progress Towards Strategic Transformation in 1Q18

Focus on Investing Where We Are Winning

Entertainment & Communications

- Investments in fiber continue to differentiate Cincinnati Bell from traditional carriers



60%
40%
20%
0%
3.0%
2.0%
1.0%
43%
33%
FTTP
Non-FTTP
Internet Penetration
Internet Churn

IT Services & Hardware

- Launched nationwide SD-WAN and Network as a Service (NaaS) during 2017
- Expanded geographic footprint to accelerate momentum in IT services
- Attractive enterprise customer base adding diversification and cross-selling opportunities

Increased Scale

Entertainment & Communications

Hawaiian Telcom

- **Pending merger with Hawaiian Telcom** expected to close in the early second half of 2018
  - Received approval from the Hawaii Public Utilities Commission
  - Regulatory approval underway from FCC

IT Services & Hardware

OnX Enterprise Solutions

- **Integration of OnX** progressing well – adding 20 offices with access to +2,000 customers
- OnX recognized as "Major Player" in IDC MarketScape Report [1]

Increased Financial Transparency

Entertainment & Communications

Category	Products
Fioptics	High-speed Internet, Video, Voice
Enterprise Fiber	Metro-Ethernet, Dedicated Internet Access, Wavelength
Legacy	Access Lines, Consumer Long Distance, Switched Access, Digital Trunking, DSL

IT Services & Hardware

Practice	Products
Cloud Services	Design, Application Transformation, Implementation, Monitoring
Communications	UCaaS, SD-Wan, NaaS, Commercial LD & VoIP
Consulting Services	Professional Services Program, Application Consulting Services
Infrastructure Solutions	Hardware, Software, Maintenance

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1. IDC MarketScape: Canadian Infrastructure as a Service 208 Vendor Assessment, Feb 2018.

Entertainment & Communications Segment Results Segment Revenue Elements ($ in millions) 1Q18 Y/Y Legacy 40% Fioptics Revenue $174 ‐1% 48% Adj. EBITDA $70 2% Strategic Revenue  Adj. EBITDA marginwith breakdown40%   100 bps Enterprise Fiber for 2 segments 12% Highlights • Strong and consistent performance in the fiber network  ($ in millions) 1Q18 Y/Y business Fioptics $83 13% • Fioptics internet subscribers  of 232,800, up 12% y/y • Fioptics video subscribers of 146,300, up 4% y/y Enterprise Fiber 21 6% • Internet subscriber net adds totaled 2,200 in 1Q18 Legacy 70 ‐14% • Pending merger with Hawaiian Telcom to add operational  scale and expand the Company’s fiber‐centric footprint and  Total $174 ‐1% commercial opportunity to Hawaii 7 Page 7

Continued Strong Demand for Fiber Total Fioptics Subscribers Fioptics Addresses Fioptics Penetration (y/y) (in thousands)  (in thousands)  Video 25% 581 545 Internet 40% Voice 18% = 233 207 441 404 141 146 Fioptics Monthly ARPU 100 107 141 140 Video $89 +4% y/y Internet $50 +3% y/y 1Q17 1Q18 1Q17 1Q18 FTTP (1) FTTN (2) Internet Video Voice Voice $29 +6% y/y • Fioptics is available to 580,800 addresses, reaching more than 70% of  CBB continues to win with  Greater Cincinnati – passed 9,200 new FTTP addresses in 1Q18 fiber in a very competitive  environment 1. FTTP: fiber‐to‐the‐premise      2.     FTTN: fiber‐to‐the‐node 8 Page 8

IT Services & Hardware Segment Results Segment Revenue Elements Infrastructure  ($ in millions) 1Q18 Y/Y Solutions Cloud 21% 18% Revenue $128 58% Adj. EBITDA $12 63% Adj. EBITDA margin 9% 21 bps Communications Consulting  31% 30% Highlights ($ in millions) 1Q18 Y/Y • Hybrid IT solutions provider well positioned to capitalize on  significant market opportunities presented by UCaaS, cloud,  Consulting $38 n/m security, and infrastructure needs Cloud 23 8% • Year‐over‐year revenue growth across each product practice Communications 41 11% • Continued demand for Communications services– recent  wins: Infrastructure  26 n/m • UCaaS contract to host 32,000 profiles across 96 locations Solutions • SD‐WAN project to provide service to 18 sites Total $128 58% 9 Page 9

Strong Momentum in Communications Communications Revenue Communications Metrics (q/q) Reporting Change ($ in millions) • Strength of growing $41 NaaS  $37 564 UCaaS business Locations  further highlighted by transferring SD‐WAN  commercial CLEC 117 operations out of locations  E&C into IT services Hosted UCaaS  178,457 Profiles 1Q17 1Q18 CBTS Trusted provider of Voice services for more than 100 years 10 Page 10

Capital Structure and Free Cash Flow Performance ($ in millions) Free Cash Flow Capital Structure Q1 Y/Y 2018 Change • Amended Credit Agreement facility to reduce  Adjusted EBITDA (Non‐GAAP) $79 $6 the LIBOR interest rate spread by 50 basis points  Interest Payments        (27)          (8) from the previous 3.75% to 3.25% per annum – Pension and OPEB Payments          (3)         ‐ Stock‐based Compensation  1(2)          saving $3 million annually Restructuring & Severance related payments          (7)            6 Transaction and Integration Costs          (2)          (2) Working Capital and Other 18 5 Cash Provided by Operating Activities (GAAP)  $59 $5 Capital expenditures        (33)          22 Net Debt Restructuring & severance related payments            7          (6) Preferred stock dividends          (3)         ‐ 4.1x  4.1x Net Leverage(1) Net Leverage(1) Transaction and Integration Costs            2            2 Other            1         ‐ Free Cash Flow (Non‐GAAP)  $33 $23 $1,351 $1,333 • Strong FCF performance primarily due to timing  interest payments and capital expenditures 4Q17 1Q18 1. Calculated as net debt divided by 2018 Adjusted EBITDA Guidance (mid‐point)  11 Page 11

Capital Expenditures ($ in millions) Capital Expenditures • Invested $17 million in Fioptics in  FY 2018  1Q18 Y/Y Q1 2018  Guidance Construction $6 ‐$9 $35 ‐ $45 • Passed an additional 8,600   Installation 7 ‐845 –50 addresses during the quarter Other 4 ‐215  Total Fioptics $17 ‐$19 $95 ‐ $110 • Remain on track to build  Enterprise Fiber 5120 35,000 new addresses during  Maintenance 6 ‐140 2018 Total Entertainment & Communications $28 ‐$19 $155‐ $170 • Enterprise Fiber and IT Services  and Hardware capital represent  success‐based projects Total IT Services & Hardware $5 ‐$3 $35 ‐ $40 Total $33 ‐$22 $190 ‐ $210 12 Page 12

2018 Outlook • Revenue guidance reflects adoption of new  Reaffirms 2018 Guidance revenue recognition standard • Infrastructure Solutions sales recognized  Revenue $1,200M – $1,275M net of product cost Adjusted EBITDA $320M – $330M • Guidance does not include contribution from  the pending merger with Hawaiian Telcom Impact of New Revenue Standard Selected 2018 Free Cash Flow Items ($ in millions) 2018 (Guidance) Capital Expenditures $190M – $210M As currently presented $1,700 – $1,775  Interest payments $115M – $125M Impact of new revenue recognition ($500) Pension and OPEB payments $15M – $20M As Adjusted $1,200 – $1,275 13 Page 13

2018 and Beyond

Enhanced Strategic Focus and Flexibility

Two Distinct Businesses with Separate Reporting and Organizational Structures	Entertainment & Communications Fiber continues to differentiate Cincinnati Bell from traditional carriers	IT Services & Hardware Transform to become an international hybrid cloud solutions provider
1 Focus on investing where we are winning	• Strong demand for our fiber suite of products • Fioptics revenue increased 13% year-over-year • Growth in Fioptics internet subscribers more than offset DSL declines	• Strengthening North American platform • Growing UCAAS sales funnel – with wins nationwide
2 Why we win	• The more fiber, the greater the market penetration	• IT services business, combined with our network expertise, while being faster and more flexible than the competition
3 How we win	• Continued investments in high speed, high bandwidth fiber network creates future-proof asset that has a high barrier to entry	• Enhanced scale and expanded portfolio of complementary IT offerings to win larger, multi-faceted deals
4 Significant market opportunity	• Growth driven by IoT and 5G infrastructure spend	• Growth driven by UCaaS, cloud, and security
5 Multiple upside	• Network peers trading at ~8-11x	• IT peers trading at ~8-10x

Cincinnati Bell
connecting what matters

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Appendix Page 15

Consolidated Results

($ in millions, except per share amounts)

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017	
Revenue	$	295.7	$	249.6
Costs and expenses				
Cost of services and products		149.4		124.1
Selling, general and administrative		68.4		55.3
Depreciation and amortization		51.2		45.8
Restructuring and severance related charges		0.3		25.6
Transaction and integration costs		2.2		0.6
Operating income (loss)		24.2		(1.8)
Interest expense		30.8		18.0
Other components of pension and postretirement benefit plans expense		3.3		3.2
Gain on sale of Investment in CyrusOne		—		(117.7)
Other income, net		(0.4)		(0.4)
(Loss) income before income taxes		(9.5)		95.1
Income tax (benefit) expense		(1.2)		34.5
Net (loss) income		(8.3)		60.6
Preferred stock dividends		2.6		2.6
Net (loss) income applicable to common shareowners	$	(10.9)	$	58.0
Basic net (loss) earnings per common share	$	(0.26)	$	1.38
Diluted net (loss) earnings per common share	$	(0.26)	$	1.37
Weighted average common shares outstanding (in millions)				
– Basic		42.3		42.1
– Diluted		42.3		42.3

Cincinnati Bell
connecting what matters

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